Exhibit 99.2

Pacific Premier Bancorp, Inc.
SNL M&A Conference
October 2013
Steven R. Gardner
President & Chief Executive Officer

Forward-Looking Statements and
Where to Find Additional Information
The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company”). Such
statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company.
There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer
Protection Act) and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; the effect of acquisitions that the Company has made or may make; changes in the level of the Company’s nonperforming assets and charge-offs; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting
Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairments of securities held by the Company; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of the Company’s borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing.
Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the
Company’s 2012 Annual Report on Form 10-K, as amended, filed with the SEC and other filings made by the Company with the SEC. The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

CA
Los Angeles
Dallas
TX
San Bernardino
Los Alamitos
Seal Beach
Palm Springs (2)
Huntington Beach
Palm Desert (2)
Irvine
Newport Beach
Encinitas
San Diego (2)

Russell Investments

NASDAQ®

13 Full-Service
Branch Locations
Company Profile
Exchange / Listing
NASDAQ: PPBI
Focus
Small & Mid-Market
Businesses
Total Assets
$1.6 Billion
Branch Network
Note: Financial information as of the quarter ending 6/30/2013
Note: Market data as of 7/25/2013
Pacific Premier Footprint
Headquarters
Irvine, CA
# of Research Analysts
5 Analysts
Market Cap
$220.5 Million
Avg. Daily Volume
95,231 Shares

Where We’ve Been and Where We’re Going
Strategic Plan -
Pre 2008 Stage
• Conversion from a thrift to a commercial banking platform
• Improve deposit base - diversify loan portfolio
• Regimented approach to credit management
Strategic Plan -
Current Stage
• Organic growth driven by high performing sales culture
• Geographic and product expansion through disciplined acquisitions
 • Canyon National Bank (CNB) - $209 million in assets at closing on 2/11/2011 (FDIC-Assisted)
 • Palm Desert National Bank (PDNB) - $121 million in assets at closing on 4/27/2012 (FDIC-Assisted)
 • First Associations Bank (FAB) - $394 million in assets at closing on 3/15/2013 (Whole Bank)
 • San Diego Trust Bank (SDTB) - $201 million in assets at closing on 6/25/2013 (Whole Bank)
Strategic Plan -
Next Stage
• Continue to build out commercial banking franchise
• Focus on producing quality EPS growth
• Increase revenue from recurring fee income - government guaranteed lending
• Increase non-interest bearing deposit accounts to over 35% of deposit base
• Balance of organic growth and acquisitive growth

Other
3%
Commercial &
Industrial
7%
CRE - Own. Occ.
18%
CRE - Non-Own.
Occ.
26%
Multifamily
46%

Total Loans: $628.8 Million

Other
2%
1-4 Family
8%
Commercial &
Industrial
14%
CRE - Own. Occ.
19%
CRE - Non-Own.
Occ.
28%
Warehouse
Facilities
13%
Multifamily
16%

Total Loans: $1.06 Billion
Gross Loans / Deposits: 80.3%

Commercial Bank Transformation - Loan Composition
Loan Composition - 12/31/2008
Loan Composition - 6/30/2013
• Management has significantly transformed the loan portfolio from one with significant real estate exposure to a more balanced and well-diversified portfolio
 • Total business loans represent 46% of total loans
Gross Loans / Deposits: 137.5%

Non-Int. Bearing Demand 6%
Interest Bearing Demand 5%
Money Market 5%
Savings 3%
CDs 81%
CDs 26%
Non-Int. Bearing Demand 26%
Savings 6%
Money Market 32%
Interest Bearing Demand 10%

Commercial Bank Transformation - Deposit Composition
Deposit Composition - 12/31/2008
Deposit Composition - 6/30/2013
• 74% of deposits are non-CD deposits
• 26% of deposit balances are non-interest bearing deposits
Total Deposits: $457.1 Million
Cost of Deposits: 3.51%
Total Deposits: $1.3 Billion
Cost of Deposits: 0.35%

Acquisition & Integration Strategy
General Acquisition Criteria
Integration Strategy
• Look for strategic, financially compelling and
 culturally compatible organizations
 • Favorable markets / demographics
 • Business line diversification / cross-sell
 opportunity
• Disciplined approach to analysis, pricing and
 structuring of each transaction
 • Realistic cost savings assumptions
• Core customer retention
 • Keeping franchise value intact
• Immediately accretive to EPS
• Minimum 15% internal rate of return
• Maximum 10% dilution to tangible book value
 per share (Earn-back period of 4 years or less)
• Aggressive approach to timely and effective
 integration
• Identify key players that fit into our culture
 and who can add value to the organization
• Immediately meet with new customer base to
 begin cross-selling products and services
• Aggressive approach to disposition of any
 problem assets inherited in a transaction
• Diligent approach to acquisitive growth and business integration

	Canyon National Bank	Palm Desert National Bank
Date	Feb. 2011	Apr. 2012

Assets (millions)	$209	$121

Loans (millions)	$150	$64

Deposits (millions)	$205	$116

Bid Discount (millions)	($27,920)	($32,200)

Bargain purchase gain (millions)	$4.2	$5.3

Number of branches	3	1

Loss Share	No	No
Acquisition History
The table below presents key metrics of our FDIC assisted deals at each acquisition date.

FAB - Business Line Acquisition
• Niche depository focused business model serving HOA management companies
• Substantial synergies with FAB’s deposit platform and PPBI’s commercial banking model
• Liquidity from FAB’s long-term, low-cost core deposits will fund future loan growth and replace high rate CD runoff
• Minimal credit risk
• Key members of FAB management team retained
• Effective use of capital, enhancing both profitability and shareholder value

Transaction Overview - FAB
•Accretive to EPS beginning in 2013
•Tangible book value payback period approximately 2 years (1)
•Internal rate of return (IRR) exceeds cost of capital (>20%) (1)
• Definitive Agreement October 15, 2012
• Regulatory Approval November 30, 2012
• SEC Acceptance of S-4 February 7, 2012
• Transaction Closed March 15, 2013
• $53.2 million payable to FAB common shareholders consisting of approximately
 70% cash / 30% PPBI common stock
 • $37.2 million in cash
 • $15.9 million in PPBI common stock
• $3.5 million in cash payable to FAB option and warrant holders
• PPB entered into an amendment to FAB’s current Depository Services Agreement with Associa providing for a five (5) year term
•Price / tangible book value of 117.0% (1)
•Core deposit premium of 2.55% (1)
•Price / earnings (last twelve months, tax adjusted) (1) of 17.2x
(1) As of the transaction announcement on October 15, 2012
Transaction Value:
Consideration Detail:
Significant Dates:
Other Considerations:
Pro Forma Impact:

SDTB - Geographic Expansion
• New market entry into San Diego County
• Further improves PPBI’s deposit mix with low-cost core deposits
• Acquiring a profitable and clean bank - minimal credit risk
• Combining PPBI’s product offering with SDBK’s existing customer relationships
• Key bankers of SDBK team retained

Transaction Overview - SDTB
Transaction Value:
Consideration Detail:
Significant Dates:
Pro Forma Impact:
•Price / tangible book value 119.0% (1)
•Core deposit premium 2.66% (1)
•Price / earnings (last twelve months) (1) 16.9x
•Accretive to earnings per share (EPS) beginning in 2013 (1)
•Tangible book value payback period approximately 2.3 years (1)
•IRR of approximately 15% (1)
• Definitive Agreement March 6, 2013
• Regulatory Approval April 23, 2013
• SEC Approval of S-4 May 8, 2013
• Transaction Closed June 25, 2013
• $29.1 million payable to FAB common shareholders consisting of approximately
 50% cash / 50% PPBI common stock
 • $14.4 million in cash
 • $14.7 million in PPBI common stock
• $1.8 million in cash payable to SDTB option holders
Other Considerations:
• Strong pro forma capital ratios
(1) As of the transaction announcement on March 6, 2012